UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 28, 2011

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its Certificate of Incorporation)

Delaware	001-32922	05-0569368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lincoln Center 5400 LBJ Freeway Suite 450 Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 451-6750

120 North Parkway Drive

Pekin, Illinois

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Senior Secured Revolving Credit Facility

On March 15, 2010, Aventine Renewable Energy Holdings, Inc. (the “Company” or “Aventine”) and its subsidiaries, as borrowers, entered into a Revolving Credit and Security Agreement (the “Revolving Credit Agreement”) with PNC Bank, National Association, as lender and as agent (“PNC”), providing for a $20 million revolving credit facility (the “Revolving Facility”).  The Revolving Credit Agreement was previously amended as of August 6, 2010 and December 22, 2010.

On February 28, 2011, the Company and PNC entered into the Third Amendment to the Revolving Credit Agreement (the “Third Amendment”) to increase the maximum loan amount to $30.0 million.  The Third Amendment requires the Company to provide cash as security for all outstanding and undrawn letters of credit but allows the Company to utilize the existing $5.0 million pledged to PNC as part of the cash required to secure the letters of credit.  As of February 28, 2011 the Company had cash secured letters of credit of $10.3 million and $3.6 million in letters of credit secured by the undrawn portion of the Revolving Credit Agreement.  The Company continues to be subject to all other terms and restrictions contained in the original Revolving Credit Agreement.

The above summary of the Third Amendment is qualified in its entirety by reference to the text of the Third Amendment, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                            Exhibits

Exhibit No.	Description

10.1

Third Amendment to the Revolving Credit and Security Agreement, dated as of February 28, 2011, among Aventine Renewable Energy Holdings, Inc., Aventine Renewable Energy - Aurora West, LLC, Aventine Renewable Energy, Inc., Aventine Renewable Energy - Mt. Vernon, LLC, Aventine Power, LLC, Nebraska Energy, L.L.C., and Aventine Renewable Energy — Canton, LLC, as borrowers, and PNC Bank, National Association, as lender and as agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March 4, 2011

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

	By:	/s/ Calvin Stewart
		Name:	Calvin Stewart
		Title:	Chief Accounting and Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Third Amendment to the Revolving Credit and Security Agreement, dated as of February 28, 2011, among Aventine Renewable Energy Holdings, Inc., Aventine Renewable Energy - Aurora West, LLC, Aventine Renewable Energy, Inc., Aventine Renewable Energy - Mt. Vernon, LLC, Aventine Power, LLC, Nebraska Energy, L.L.C., and Aventine Renewable Energy — Canton, LLC, as borrowers, and PNC Bank, National Association, as lender and as agent.